STEINROE VARIABLE INVESTMENT TRUST
               LIBERTY SMALL COMPANY GROWTH FUND, VARIABLE SERIES

                            Supplement to Prospectus
                                dated May 1, 2003


Effective August 13, 2003, the second and third sentences of the first paragraph under the caption PRINCIPAL INVESTMENT STRATEGIES are revised in their entirety as follows:

Small-cap stocks are stocks of companies that have market capitalizations similar in size to those companies in the Russell 2000 Index. As of June 30, 2003, that index included companies with capitalizations between approximately $29.2 million and $1.75 billion.


August 20, 2003